UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2012

Alexander & Baldwin, Inc.
(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440
Honolulu, Hawaii 96801
(Address of principal executive office and zip code)

(808) 525-6611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

A & B II, Inc. previously disclosed in its registration statement on Form 10, filed on April 2, 2012, as amended (the "Registration Statement"), that it intended to change its name to "Alexander & Baldwin, Inc." (the "Proposed Name Change").  On June 14, 2012, A & B II, Inc. filed an amendment to its Amended and Restated Articles of Incorporation with the Department of Commerce and Consumer Affairs of the State of Hawaii to complete the Proposed Name Change effective as of June 14, 2012.

Item 7.01  Regulation FD Disclosure

During the week of June 18, 2012, Alexander & Baldwin, Inc. (formerly known as A & B, II, Inc.) (the “Company”), a wholly-owned subsidiary of Alexander & Baldwin Holdings, Inc. (“Holdings”), that engages in real estate and agribusiness activities, will host meetings with investors and analysts that will include a discussion of operating, strategic, and financial matters. The presentation materials, which are attached as Exhibit 99.1 to this Form 8-K, are being furnished prior to the meetings. Additionally, the presentation materials are available on the Company’s website at www.alexanderbaldwin.com and will be available for approximately one week following the meetings.  The information set forth in these materials speaks only as of June 18, 2012.

Statements in this Form 8-K and the attached exhibit that are not historical facts are "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. Factors that could cause actual results to differ materially from those contemplated in the statements include, without limitation, those described on pages 20-38 of the information statement filed as Exhibit 99.1 to the Registration Statement. These forward-looking statements are not guarantees of future performance.

Additional information about the Company is available in the information statement filed as Exhibit 99.1 to the Registration Statement, Holdings’ real estate supplement furnished on Form 8-K, dated April 10, 2012, and other filings by the Company and Holdings with the U.S. Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

99.1           Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 18, 2012

ALEXANDER & BALDWIN, INC.

/s/ Paul K. Ito
Paul K. Ito
Senior Vice President, Chief Financial Officer, Treasurer and Controller